Exhibit 10.1

AMENDMENT NO. 1 TO
FIRST AMENDED AND RESTATED FORBEARANCE AGREEMENT
AND AMENDMENT TO CREDIT AGREEMENTS

THIS AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED FORBEARANCE AGREEMENT AND AMENDMENT TO CREDIT AGREEMENTS (this “Amendment”), is effective as of the 20th day of April, 2009 (the “Amendment Effective Date”), by and among FRANKLIN CREDIT MANAGEMENT CORPORATION (“FCMC”), FRANKLIN CREDIT ASSET CORPORATION (“Franklin Asset”), FRANKLIN CREDIT HOLDING CORPORATION (“Holding”), Flow 2006 F CORP., FCMC 2006 M CORP., FCMC 2006 K CORP. and THE HUNTINGTON NATIONAL BANK (“Lender”).  This Amendment amends and modifies a certain First Amended and Restated Forbearance Agreement and Amendment to Credit Agreements, dated as of December 19, 2008 (the “Forbearance Agreement”) by and among the parties hereto and certain other borrowers party to such Forbearance Agreement.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Forbearance Agreement.  FCMC, Franklin Asset, Holding, and each Static Loan Borrower (as defined below) shall be individually an “Amendment Loan Party” and together the “Amendment Loan Parties.”

WHEREAS, Flow 2006 F Corp., FCMC 2006 M Corp., and FCMC 2006 K Corp. (together, the “Static Loan Borrowers”), FCMC, certain other borrowers party thereto, and Lender are parties to that certain Master Credit and Security Agreement, dated as of October 13, 2004, as the same has been amended, supplemented, restated, or otherwise modified prior to the date of this Amendment (the “Franklin Master Agreement”), pursuant to which Lender holds certain outstanding loans evidenced by (i) a certain Flow 2006 F Corp. note dated December 1, 2006, in the original principal amount of $19,863,972.93, (ii) a certain FCMC 2006 M Corp. amended and restated note dated August 30, 2006, in the original principal amount of $16,183,766.66, and (iii) a certain FCMC 2006 K Corp. amended and restated promissory note dated August 30, 2006, in the original principal amount of $14,433,383.90 (collectively, the “Static Loans”);

WHEREAS, the Static Loan Borrowers have defaulted and may continue to default under the Forbearance Agreement, the Franklin Master Agreement and the promissory notes and other Loan Documents executed in connection therewith in respect of (i) their failure to make scheduled principal and interest payments when due thereunder, and (ii) their failure after the Amendment Effective Date to make any scheduled principal and interest payments due thereunder as a result of the cash flow from the Mortgage Loans securing the Static Loans being insufficient to pay such amounts (collectively the defaults under clauses (i) and (ii) above shall be referred to as the “Identified Forbearance Defaults”);

WHEREAS, pursuant to the terms of the Forbearance Agreement, Lender has agreed not to exercise its rights to initiate proceedings to foreclose or otherwise realize upon the Mortgage Loans securing the Static Loans prior to May 15, 2009, and the Static Loan Borrowers have requested that Lender extend such forbearance through and including June 30, 2009;

WHEREAS, in connection with the Forbearance Agreement, Franklin Asset, Holding, and FCMC, among other Affiliates, entered into the Reorganization, in which, among other things, FCMC became a wholly-owned subsidiary of Holding, and Franklin Asset became the holder of 100% of the Capital Stock of, among other Subsidiaries, the Static Loan Borrowers;

WHEREAS, since the Forbearance Effective Date, Franklin Asset, certain other borrowers party to the Legacy Loan Credit Agreement (as defined below), Lender, in its capacity as administrative agent and a lender and certain other lenders party to such Legacy Loan Credit Agreement have entered into a certain Amended and Restated Credit Agreement dated as of March 31, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Legacy Loan Credit Agreement”), pursuant to which, among other things, (i) all of the Franklin Master Term Loans other than the Static Loans were made subject to the Legacy Loan Credit Agreement and (ii) FCMC was released from its Guaranty of any obligation under, among other loan documents, the Forbearance Agreement and the Franklin Master Agreement, and FCMC has requested that Lender clarify that FCMC has no further obligation under the Forbearance Agreement and the Franklin Master Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.    Extension of Forbearance for the Static Loans.  The first and second sentences of Section 1(a) of the Forbearance Agreement are deleted in their entirety and are hereby replaced with the following:

Absent the occurrence and continuance of a Forbearance Default other than an Identified Forbearance Default, prior to June 30, 2009 (the “Forbearance Date”), Lender agrees not to initiate collection proceedings or exercise its remedies under the Loan Documents in respect of any Static Loan against any Loan Party or any Collateral for such Static Loan or elect to have interest accrue under the respective Loan Documents at the stated rate applicable after default.

2.    Amendment of Franklin Master Agreement.   As of the Amendment Effective Date, all references to the “Company” in the Franklin Master Agreement shall mean Franklin Credit Asset Corporation, and not Franklin Credit Management Corporation.

3.    Conditions of Effectiveness.  This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:

(a)          Lender shall have received execution and delivery of, to the satisfaction of Lender and its counsel, three (3) duly executed copies of this Amendment;

(b)          The representations contained in the immediately following paragraph shall be true and accurate.

4.    Representations and Warranties.  Each Amendment Loan Party represents and warrants to Lender as follows: except in respect of the Identified Forbearance Defaults, (a) the execution, delivery, and performance of this Amendment by each Amendment Loan Party has been duly authorized by all requisite corporate or organizational action on the part of such

Amendment Loan Party and will not violate any of its organizational documents; (c) this Amendment has been duly executed and delivered by each Amendment Loan Party, and each of this Amendment, the Forbearance Agreement, and each other Loan Document as amended hereby constitutes the legal, valid, and binding obligation of each Amendment Loan Party, enforceable against such Amendment Loan Party in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute a Forbearance Default.

5.    Ratification and Reaffirmation.  Each Amendment Loan Party agrees (i) that all the obligations, indebtedness, and liabilities of each Static Loan Borrower to Lender under the Forbearance Agreement are the valid and binding obligations of such Static Loan Borrower; (ii) that the obligations, indebtedness, and liabilities of each Static Loan Borrower evidenced by each Loan Document executed and delivered by each Static Loan Borrower is valid and binding without any present right of offset, claim, defense, or recoupment of any kind and are hereby ratified and confirmed in all respects; and (iii) that the Liens and security interests granted to Lender as security for all obligations and liabilities of each Static Loan Borrower under the Forbearance Agreement and the other Loan Documents are valid and binding and are hereby ratified and confirmed in all respects.

6.    Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, each reference in the Forbearance Agreement to “Forbearance Agreement and Amendment to Credit Agreements,” “Forbearance Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Forbearance Agreement, shall mean and be a reference to the Forbearance Agreement as amended hereby.  In respect of each Static Loan Borrower, except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants, and conditions of the Forbearance Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit, or impair any of the rights and powers which Lender may have hereunder or thereunder.  Nothing in this Amendment shall constitute a novation.  The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to, or modification of any of Lender’s rights under, or of any other term or provisions of, the Forbearance Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action which would require the consent of Lender.

7.    Waiver and Release of All Claims and Defenses; Communications.

(a)           Each Amendment Loan Party, for itself and its respective successors and assigns, agents, employees, officers, and directors, hereby forever waive, relinquish, discharge, and release all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement, or otherwise, against (i) Lender, its successors, assigns, directors, officers, shareholders, agents, employees, and attorneys, and (ii) all participants in any Commercial Loans or Advances, such participants’ successors, assigns, directors, officers, shareholders, agents, employees, and attorneys, (iii) any obligation evidenced by any Credit Agreement, any promissory note, instrument, or other Loan Document in connection therewith, and (iv) any Collateral, in each instance, which any Amendment Loan Party, may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions, or recoupments, by any Amendment Loan Party.  “Claims” means all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements, or obligations of any kind, type, or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated of contingent, in contract, tort, at law, or in equity, which any Amendment Loan Party, claimed to have, now has, or shall or may have.  The term Claims also includes all causes of action, liabilities, and rights arising under or by virtue of any Credit Agreement, promissory note, or other document or any transaction entered into in connection therewith.  Nothing contained in this Amendment prevents enforcement of this waiver and release.

(b)           Each party to this Amendment acknowledges and agrees that one purpose of this Amendment is to facilitate the resolution of the Identified Forbearance Defaults and that, consistent with such purpose, no part of any oral or written communications between or among any Amendment Loan Party or Lender regarding the transactions contemplated in this Amendment, exclusive of this written Amendment itself (collectively, “Communications”), shall be utilized or deemed to be admissible as evidence in any litigation involving any party to this Amendment.  Communications shall be deemed to constitute “compromise negotiations,” and not to constitute evidence that is “discoverable,” as those phrases are used in the Federal Rules of Evidence and any applicable state rules of evidence, and no Communications shall be deemed to constitute evidence that is otherwise admissible for any other purpose.

(c)           The release and communication provisions provided by paragraphs (a) and (b) of this Section, shall survive and continue in full force and effect notwithstanding the occurrence of a Forbearance Default under the terms of this Amendment or the termination of this Amendment.

8.    No Waiver.  Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default or Forbearance Default (other than the Identified Forbearance Defaults) that exist that exists or may exist under the Forbearance Agreement or other Loan Document.

9.    Waiver of Right to Trial by Jury.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

10.    Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument.  Receipt by Lender of a facsimile copy of an executed signature page hereof will constitute receipt by Lender of an executed counterpart of this Amendment.

11.    Costs and Expenses.  Each Amendment Loan Party agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution, and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of Lender’s counsel with respect thereto.

12.    Further Assurances.  Each Amendment Loan Party agrees to execute and deliver such additional documents, instruments, and agreements reasonably requested by Lender as may be reasonably necessary or appropriate to effectuate the purposes of this Amendment.

13.    Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

14.    Headings.  Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.

15.    Patriot Act Notice.  Lender hereby notifies each Amendment Loan Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 10756, signed into law October 26, 2001) (the “Act”), it is required to obtain, verify, and record information that identifies each party hereto, which information includes the name and address of each Amendment Loan Party and other information that will allow Lender to identify each such party in accordance with the Act.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the Amendment Effective Date.

            AMENDMENT LOAN PARTIES:

            FRANKLIN CREDIT ASSET CORPORATION

            By:  /s/ Alexander Gordon Jardin
            Name: Alexander Gordon Jardin
            Title: Chief Executive Officer

            Address for Notices:

            101 Hudson St., 25th Floor
            Jersey City, New Jersey  07302
            Fax: (201) 604-4400
            Attention:  General Counsel

            FRANKLIN CREDIT MANAGEMENT CORPORATION

            By:  /s/ Alexander Gordon Jardin
            Name:  Alexander Gordon Jardin
            Title:    Chief Executive Officer

            Address for Notices:

            Same as above

            FRANKLIN CREDIT HOLDING CORPORATION

            By:  /s/ Alexander Gordon Jardin
            Name:  Alexander Gordon Jardin
            Title:    Chief Executive Officer

            Address for Notices:

            Same as above

            FLOW 2006 F CORP.

            By:  /s/ Alexander Gordon Jardin
            Name: Alexander Gordon Jardin
            Title: Chief Executive Officer

            Address for Notices:

            Same as above

            FCMC 2006 M CORP.

            By:  /s/ Alexander Gordon Jardin
            Name: Alexander Gordon Jardin
            Title: Chief Executive Officer

            Address for Notices:

            Same as above

            FCMC 2006 K CORP.

            By:  /s/ Alexander Gordon Jardin
            Name: Alexander Gordon Jardin
            Title: Chief Executive Officer

            Address for Notices:

            Same as above

            LENDER:

            THE HUNTINGTON NATIONAL BANK

            By: /s/ Alan D. Seitz
            Name: Alan D. Seitz
            Title:   Senior Vice President

            Address for Notices:

            2361 Morse Road
            NC3W67
            Columbus, Ohio 43229
            Attn: Special Assets
            Telephone No.:  (614) 480-5355
            Telecopier No.:  (614) 480-3795

            With a copy to:

            Porter Wright Morris & Arthur LLP
            41 South High Street
            Columbus, Ohio 43215
            Attn:  Timothy E. Grady, Esq.
            Telecopier No.:  (614) 227-2105
            Telephone No.:  (614) 227-2100